UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2025

ETHZilla Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd, Suite 200 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ETHZ	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ETHZW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase and Subscription Agreement

On October 22, 2025, ETHZilla Corporation (the “Company”, “we” and “us”), entered into a Purchase and Subscription Agreement (the “Purchase Agreement”) with Satschel, Inc., a Delaware corporation (“Satschel”). Satschel owns Liquidity.io, a regulated broker-dealer and operator of a Digital Alternative Trading System (ATS) platform (the “Platform”).

Pursuant to the Purchase Agreement, Satschel sold us shares of its Class A Common Stock representing 15% of its fully-diluted capitalization (the “Satschel Securities”), in consideration for (a) $5 million in cash; and (b) 556,174 shares of our common stock with an agreed value of $10 million, which are subject to a six month lock-up (the “Satschel Shares”).

The Purchase Agreement includes (i) customary representations of each of the parties; (ii) positive and negative covenants required to be met by Satschel following the Closing (defined below), relating to required quarterly budgets, financial reporting, minimum cash balances and notification of key personnel changes, as well as budget compliance, and restrictions on new business lines, capital expenditures, compensation adjustments, indebtedness, sales or dispositions of assets and operations, public listings and reverse mergers, issuances of securities, and amendments to Satschel’s governing documents, without the prior written consent of the Company, subject to certain exceptions; and (iii) customary indemnification requirements of the parties, subject to a $50,000 deductible and a $2 million cap, subject to certain customary exceptions.

The Purchase Agreement also provides certain additional rights to the Company following the Closing, including (a) the exclusive right in perpetuity to list any digital tokens or assets issued on Ethereum Layer 2 protocols on the Platform; (b) a right of first refusal until the earlier of (i) five years following the Closing Date; and (ii) the date that Satschel becomes publicly-traded, to acquire any equity securities of Satschel that it may offer or sell; and (c) the right to appoint one member of the Board of Directors of Satschel, for so long as the Company owns any equity interests of Satschel.

The acquisition contemplated by the Purchase Agreement closed on October 22, 2025 (the “Closing” and such date, the “Closing Date”).

The representations, warranties and covenants of each party set forth in the Purchase Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will only survive consummation of the purchase as specifically set forth therein and (ii) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any factual information regarding the Company, their respective affiliates or their respective businesses.

The foregoing description of the Purchase Agreement is not complete and is subject to, and qualified in its entirety by reference to the Purchase Agreement filed herewith as Exhibit 10.1, which is incorporated in this Item 1.01 by reference in its entirety.

Liquidity.io delivers a fully regulated marketplace for trading private assets, combining Securities and Exchange Commission (SEC)-licensed exchange infrastructure with Ethereum L2 tokenization. The Platform enables institutional and accredited investors to access private secondaries, structured credit, and real-world assets (RWAs) through a single compliant marketplace with instant settlement and liquidity.

We believe this relationship with Satschel establishes a foundation for our anticipated future growth and delivers several key strategic benefits, including:

●	Expanded liquidity and market access: Enables the Company to leverage Liquidity.io’s ATS to convert future Company-issued tokenized RWAs into compliant, tradable instruments with both primary and secondary market liquidity.

●	Regulatory integration: Supports end-to-end regulatory oversight, investor onboarding, and settlement, aligning the Company’s on-chain products with institutional compliance requirements.

●	Strategic alignment: As part of the transaction, and as discussed above, the Company has invested $15 million (of cash and stock) to acquire a 15% interest in Satschel, with a right of first refusal to acquire additional equity in future funding rounds. In addition, we secured the exclusive right to list Ethereum L2 tokens on the Platform.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Satschel Securities were acquired on October 22, 2025, upon the Closing, as discussed in greater detail in Item 1.01, above, which information and disclosures are incorporated by reference into this Item 2.01 in their entirety by reference, to the extent required by Item 2.01 of Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures in Item 1.01  are incorporated by reference into this Item 3.02 in their entirety.

The offer and sale of the Satschel Shares were exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing offer, sales and issuances did not involve a public offering, the recipient has confirmed that it is an “accredited investor”, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities are subject to transfer restrictions, and the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 7.01 Regulation FD Disclosure.

Press Release and Presentation

On October 23, 2025, the Company filed a press release announcing the Closing of the transactions contemplated by the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The Company also published a presentation relating to the transactions discussed above on its website https://ethzilla.com, under “Investors – Presentations” (which information from such website is not incorporated by reference into this Current Report on Form 8-K), a copy of which presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2 is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1*#	Purchase and Subscription Agreement dated October 22, 2025, by and among ETHZilla Corporation and Satschel, Inc.
99.1**	Press Release dated October 23, 2025
99.2**	Presentation dated October 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

**	Furnished herewith.

#	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that ETHZilla Corporation may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

Forward- Looking Statements

This Current Report on Form 8-K and the exhibits attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, may contain forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. The Company undertakes no obligation to publicly update or revise any of the forward-looking statements, whether because of new information, future events or otherwise, made in the release or presentation or in any of its Securities and Exchange Commission (SEC) filings or public disclosures, except as provided by law. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including Form 10-Qs, Form 10-Ks and Form 8-Ks, filed with the SEC and available at www.sec.gov. Forward-looking statements speak only as of the date they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2025

ETHZilla Corporation

By:	/s/ McAndrew Rudisill
	Name:	McAndrew Rudisill
	Title:	Chief Executive Officer

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